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                                                                  Exhibit 10.26g

                        MASTER ASSIGNMENT AND ACCEPTANCE


                  MASTER ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance"), dated as of February 15, 2000, by and among the parties listed on the signature pages hereof.


                              STATEMENT OF PURPOSE:


                  The Assignors referred to below are also party to that certain Credit Agreement, dated as of September 11, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), by and among GT Interactive Software Corp. (the "Borrower"), the banks, financial institutions and other entities party thereto as lenders (the "Existing Lenders"), NationsBanc Montgomery Securities, LLC, as syndication agent, Fleet Bank, N.A., as documentation agent, and First Union National Bank ("First Union"), as administrative agent for the Existing Lenders (in such capacity, the "Existing Agent").

                  Infogrames Entertainment SA (the "Assignee") has informed the Existing Agent and the Existing Lenders that it wishes to acquire from the Existing Lenders all of their rights and obligations in respect of their Commitments (including their Extensions of Credit) under the Credit Agreement pursuant to this Assignment and Acceptance.

                  In connection with the acquisition by the Assignee of the Commitments under the Credit Agreement pursuant to this Assignment and Acceptance, the Existing Agent, concurrently with the effectiveness of this Assignment and Acceptance, will resign as Administrative Agent under the Credit Agreement and the other Loan Documents and, in connection with such resignation, the Existing Agent will assign all of its rights in the Collateral (as defined in the Security Documents) to the Assignee, as successor Administrative Agent under the Credit Agreement and the other Loan Documents, pursuant to the Collateral Assignment Agreement dated as of the date hereof.

                  The Existing Agent and the Assignors (as defined below) are willing to enter into this Assignment and Acceptance.

                  NOW THEREFORE, each of the parties hereto hereby agrees as follows:

                  1. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

                  2. Subject to the terms and conditions hereof, effective as of the Assignment Effective Date (as defined below), each Existing Lender (each, an "Assignor" and, collectively, the "Assignors") hereby irrevocably sells and assigns to the Assignee, without recourse to such Assignor, and the Assignee hereby irrevocably purchases and assumes from
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such Assignor, without recourse to such Assignor, all of such Assignor's interest, rights and obligations under the Credit Agreement with respect to its Commitments, including without limitation, its Extensions of Credit (as to each such Assignor, its "Assigned Interest") under the Credit Agreement as set forth on Schedule A. This Assignment and Acceptance is entered into pursuant to, and authorized by, Section 13.10 of the Credit Agreement.

                  3. Each Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Interest being assigned by it hereunder and that such Assigned Interest is free and clear of any adverse claim. Effective as of the Assignment Effective Date, each Assignor which is the holder of one or more Notes issued in its favor under the Credit Agreement severally agrees to return the originals of such Notes to the Borrower as soon as practicable following the Assignment Effective Date or, in the event any such Notes have been lost or destroyed, to confirm to the Borrower in writing that such Notes have been lost or destroyed.

                  4. The Borrower and the Existing Agent hereby agree that the Assignee is an Eligible Assignee under the Credit Agreement.

                  5. Neither any Assignor nor the Existing Agent (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document, any other instrument or document furnished pursuant thereto or any Collateral (as defined in the Security Agreement and the Pledge Agreement) or the legality, validity, perfection or priority of any Lien granted or purported to be granted pursuant to any Security Document, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

                  6. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements furnished or delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance,
(c) agrees that it will, independently and without reliance upon any Assignor or the Existing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, (d) acknowledges that effective as of the Assignment Effective Date, First Union is resigning as the Existing Agent under the Credit Agreement and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Loan Documents and will perform in accordance with their terms all the obligations which by the terms of the


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Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

                  7. This Assignment and Acceptance shall become effective upon the satisfaction of the following conditions (the date upon which such conditions are first satisfied is referred to as the "Assignment Effective Date"): (a) the execution and delivery of this Assignment and Acceptance by each of the parties hereto; (b) the receipt by the Existing Agent from the Assignee by wire transfer of freely and immediately available funds to the account specified on Schedule B, (i) for the account of the Existing Lenders, in an amount equal to the aggregate principal amount of all Loans outstanding under the Credit Agreement as set forth on Schedule B, (ii) for the account of the Existing Lenders, in an amount equal to the amount payable in respect of all accrued and unpaid interest and all fees and any other amounts payable under the Credit Agreement as of February 15, 2000, including without limitation, amounts payable under Sections 3.3, 4.3 and 13.2 of the Credit Agreement, and (iii) for its own account, in an amount payable under Section l3.10(b)(v) of the Credit Agreement with respect to each assignment by an Assignor under this Assignment and Acceptance; and (c) the receipt by the Issuing Lender of cash collateral in the manner set forth in Section 2.5(c) of the Credit Agreement pursuant to documentation in form and substance reasonably satisfactory to the Issuing Lender in an amount, as set forth on Schedule B, equal to 105% of the aggregate outstanding undrawn face amount of all Letters of Credit issued by the Issuing Lender under the Credit Agreement. If the Assignment Effective Date does not occur on February 15, 2000, the amounts payable under clause (b)(i) and (ii) above shall be updated pursuant to a new Schedule B to be prepared by the Existing Agent.

                  8. From and after the Assignment Effective Date, (a) each Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents, (b) the Issuing Lender hereby releases each of the Assignors from its obligations to the Issuing Lender as an L/C Participant in respect of Letters of Credit issued by the Issuing Lender under the Credit Agreement which are outstanding on the Assignment Effective Date, (c) the Existing Agent, the Issuing Lender and each Existing Lender shall continue to be entitled to the benefit of each of the provisions of the Credit Agreement which are stated to survive the termination of the Credit Agreement and the payment of all amounts owing thereunder, including without limitation, Sections 4.11, 12.7 and 13.2 of the Credit Agreement, and any amounts owing thereunder shall constitute "Obligations" under the Pledge Agreement and the Security Agreement and "Borrower Obligations" under the Guaranty Agreement and (d) the Issuing Lender shall cease to have any obligation to issue any Letters of Credit under the Credit Agreement. Notwithstanding the foregoing, each of the Existing Lenders, in their capacities as Holders under, and as defined in, each of the Warrant Agreement and the Registration Rights Agreement shall retain their rights and interests in effect as of the Assignment Effective Date under each of the Warrant Agreement and the Registration Rights Agreement, which in each case shall remain in full force and effect.

                  9. The Borrower, on behalf of the Borrower and the Guarantors, for themselves and on behalf of their respective officers, directors, employees, and their respective successors and assigns, do hereby forever (a) release, discharge and acquit each of the Existing


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Agent and the Existing Lenders and their respective parents, subsidiaries and affiliate corporations, officers, directors, shareholders, employees, attorneys, agents and servants, and their respective predecessors, successors and assigns (collectively, the "Released Parties"), of and from any and all claims, demands, obligations, liabilities, indebtedness, responsibilities, disputes, breaches of contract, breaches of duty or any relationship, acts, omissions, cause or causes of action (whether at law or in equity), debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, rights of offset, losses and expenses, of every type, kind, nature, description or character, whensoever arising out of any actions or omissions of the Released Parties occurring at any time through the date hereof, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, held or alleged, or which could, might or may be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Claims"), against the Released Parties, or any of them, each as though fully set forth herein at length which in any way arise out of, are connected with or relate to the Credit Agreement or the other Loan Documents or to the loans and other financial accommodations made pursuant to and evidenced by the Credit Agreement or to the Obligations, any and all guaranties of the Borrower Obligations (as defined in the Guaranty Agreement) and/or any and all collateral security for the Obligations (as defined in the Security Documents), as well as any action or inaction of any Released Party with respect to the Credit Agreement or any other Loan Document or to the loans and other financial accommodations made pursuant to and evidenced by the Credit Agreement, or to the Obligations, any and all guaranties of the Borrower Obligations (as defined in the Guaranty Agreement) and/or any and all collateral security for the Obligations (as defined in the Security Documents), but excluding any Claim arising as a result of a breach of this Assignment and Acceptance by the Released Parties, and (b) agree not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Claim, except in the case of any Claim arising as a result of a breach of this Assignment and Acceptance.

                  10. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH OF THE ASSIGNORS AND THE ASSIGNEE HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AND ACCEPTANCE.

                  11. This Assignment and Acceptance may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. This Assignment and Acceptance is being executed and delivered pursuant to Section 13.10(b) of the Credit Agreement and is hereby deemed to be recorded in the Register pursuant to
Section 13.10(d) of the Credit Agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.



                                          BORROWER:

                                          GT INTERACTIVE SOFTWARE CORP.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          ASSIGNORS:

                                          FIRST UNION NATIONAL BANK,
                                          as Existing Agent, as Issuing Lender
                                          and as an Existing Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          BANK OF AMERICA., N.A.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          EUROPEAN AMERICAN BANK


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



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                                          FLEET BANK, N.A.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          NATIONAL BANK OF CANADA


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          THE BANK OF NOVA SCOTIA


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:




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                                          ASSIGNEE:

                                          INFOGRAMES ENTERTAINMENT, S.A.



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:




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